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                                                                   Exhibit 23(c)


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation in this registration statement on Form F-4 (File No. 1-14676) to the reference to our firm under the caption "Experts".



PricewaterhouseCoopers
Glasgow, United Kingdom
May 6, 1999